Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Berj Abajian, Chief Executive Officer and Chief Financial Officer of Groovy Company, Inc. (the “Company”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2026

By:/s/Berj Abajian

Berj Abajian

President and Chief Executive Officer

(Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer)